UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-3657

DWS State Tax-Free Income Series

(Exact Name of Registrant as Specified in Charter)

222 South Riverside Plaza

Chicago, IL 60606

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	08/31

Date of reporting period:	2/28/07

ITEM 1.               REPORT TO STOCKHOLDERS

FEBRUARY 28, 2007

DWS California Tax-Free
Income Fund

Semiannual Report
to Shareholders

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Other Information

click here Investment Management Agreement Approval

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest rate risk such that when interest rates rise, the prices of bonds, and thus the value of the fund, can decline and the investor can lose principal value. Additionally, this fund is nondiversified and can take larger positions in fewer issuers, increasing its overall potential risk. A portion of the fund's returns may be subject to federal, state, local and alternative minimum tax. Please read this fund's prospectus for specific details regarding its investments and risk profile. This fund is closed to new investors. Please refer to the prospectus for further details.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 4.5%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus sticker dated April 13, 2007 are 1.32%, 2.20% and 2.12% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 2/28/07
DWS California Tax-Free Income Fund	6-Months‡	1-Year	3-Year	5-Year	10-Year
Class A	1.92%	3.87%	3.39%	4.45%	5.19%
Class B	1.67%	3.25%	2.72%	3.69%	4.38%
Class C	1.54%	3.09%	2.63%	3.63%	4.27%
Lehman Brothers Municipal Bond Index+	2.89%	4.96%	3.93%	5.14%	5.75%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 2/28/07	$ 7.52	$ 7.54	$ 7.47
8/31/06	$ 7.53	$ 7.54	$ 7.48
Distribution Information: Six Months as of 2/28/07: Income Dividends	$ .15	$ .12	$ .12
February Income Dividend	$ .0245	$ .0202	$ .0202
SEC 30-day Yield as of 2/28/07++	3.43%	2.80%	2.83%
Tax Equivalent Yield as of 2/28/07 ++	5.82%	4.75%	4.80%
Current Annualized Distribution Rate (Based on Net Asset Value) as of 2/28/07++	4.25%	3.49%	3.53%
++ The SEC yield is net investment income per share earned over the month ended February 28, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class A Lipper Rankings — California Municipal Debt Funds Category as of 2/28/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	97	of	116	83
3-Year	78	of	111	70
5-Year	58	of	95	61
10-Year	34	of	68	47

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, results might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS California Tax-Free Income Fund — Class A [] Lehman Brothers Municipal Bond Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.5%. This results in a net initial investment of $9,550.

Comparative Results (Adjusted for Maximum Sales Charge) as of 2/28/07
DWS California Tax-Free Income Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$9,919	$10,554	$11,871	$15,842
	Average annual total return	-.81%	1.81%	3.49%	4.71%
Class B	Growth of $10,000	$10,026	$10,642	$11,886	$15,354
	Average annual total return	.26%	2.10%	3.52%	4.38%
Class C	Growth of $10,000	$10,309	$10,811	$11,952	$15,185
	Average annual total return	3.09%	2.63%	3.63%	4.27%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,496	$11,225	$12,847	$17,490
	Average annual total return	4.96%	3.93%	5.14%	5.75%

The growth of $10,000 is cumulative.

+ The Lehman Brothers Municipal Bond Index is an unmanaged market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus sticker dated April 13, 2007 is 1.10% for Class S shares. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended February 28, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during the Life of Class period shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

A portion of the Fund's distributions may be subject to federal, state and local tax and the alternative minimum tax.

Average Annual Total Returns as of 2/28/07
DWS California Tax-Free Income Fund	6-Months‡	1-Year	3-Year	5-Year	Life of Class*
Class S	2.03%	4.23%	3.60%	4.66%	5.14%
Lehman Brothers Municipal Bond Index+	2.89%	4.96%	3.93%	5.14%	5.46%
Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.
‡ Total returns shown for periods less than one year are not annualized.
* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 2/28/07	$ 7.51
8/31/06	$ 7.52
Distribution Information: Six Months as of 2/28/07: Income Dividends	$ .16
February Income Dividend	$ .0257
SEC 30-day Yield as of 2/28/07++	3.82%
Tax Equivalent Yield as of 2/28/07++	6.48%
Current Annualized Distribution Rate as of 2/28/07++	4.46%
++ The SEC yield is net investment income per share earned over the month ended February 28, 2007, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Tax equivalent yield is based on the Fund's yield and a marginal income tax rate of 41.05% (combined California state and federal income tax rate). Current annualized distribution rate is the latest monthly dividend as an annualized percentage of net asset value on February 28, 2007. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Class S Lipper Rankings — California Municipal Debt Funds Category as of 2/28/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	81	of	116	70
3-Year	69	of	111	62
5-Year	50	of	95	53

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS California Tax-Free Income Fund — Class S [] Lehman Brothers Municipal Bond Index+

Yearly periods ended February 28
Comparative Results as of 2/28/07
DWS California Tax-Free Income Fund		1-Year	3-Year	5-Year	Life of Class*
Class S	Growth of $10,000	$10,423	$11,119	$12,559	$13,310
	Average annual total return	4.23%	3.60%	4.66%	5.14%
Lehman Brothers Municipal Bond Index+	Growth of $10,000	$10,496	$11,225	$12,847	$13,515
	Average annual total return	4.96%	3.93%	5.14%	5.46%

The growth of $10,000 is cumulative.

* Class S shares commenced operations on June 18, 2001. Index returns began on June 30, 2001.
+ The Lehman Brothers Municipal Bond Index is an unmanaged market value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, B and C shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2006 to February 28, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment (including interest expense)** for the six months ended February 28, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 1,019.20	$ 1,016.70	$ 1,015.40	$ 1,020.30
Expenses Paid per $1,000*	$ 6.41	$ 10.20	$ 10.29	$ 5.31
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 1,018.45	$ 1,014.68	$ 1,014.58	$ 1,019.54
Expenses Paid per $1,000*	$ 6.41	$ 10.19	$ 10.29	$ 5.31
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
** Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact to net investment income, total return or net asset value.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	1.28%	2.04%	2.06%	1.06%

For more information, please refer to the Fund's prospectus.

Expenses and Value of a $1,000 Investment (excluding interest expense) for the six months ended February 28, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 1,019.20	$ 1,016.70	$ 1,015.40	$ 1,020.30
Expenses Paid per $1,000*	$ 4.16	$ 7.95	$ 8.05	$ 3.06
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 9/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/07	$ 1,020.68	$ 1,016.91	$ 1,016.81	$ 1,021.77
Expenses Paid per $1,000*	$ 4.16	$ 7.95	$ 8.05	$ 3.06
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS California Tax-Free Income Fund	.83%	1.59%	1.61%	.61%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

Philip G. Condon and Eleanor R. Lynch serve as co-lead portfolio managers of DWS California Tax-Free Income Fund. Matthew J. Caggiano is a portfolio manager. In the following interview, the municipal bond team discusses the fund's performance and the recent market environment for municipal bonds.

Q: Can you characterize conditions in the municipal bond market during the semiannual period ended February 28, 2007?

A: Over the period, both the taxable and municipal bond markets provided positive results. The municipal bond market, as measured by the Lehman Brothers Municipal Bond Index, returned 2.89% for the six-month period ended February 28, 2007.1 This compared to 3.66% for the broad taxable bond market for the same period, as measured by the Lehman Brothers Aggregate Bond Index.2 Of course, past performance is no guarantee of future results.

1 The unmanaged Lehman Brothers Municipal Bond Index is a market-value-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years.
2 The Lehman Brothers Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.
Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

The relationship between supply of and demand for municipal issues can be an important factor in the performance of this market. High demand or low supply can drive municipal bond prices higher, while low demand or high supply can have the reverse effect. During the period, municipal supply was relatively high, driven in large part by refunding activity. Demand, however, was strong enough to easily absorb this level of issuance. On the demand side, the municipal market continues to be supported by institutional investors using non-traditional strategies to benefit in a leveraged fashion from disparities between the tax-free and taxable markets. Institutional buyers, including foreign investors, remain attracted to such features of the municipal market as a relatively steep yield curve and low volatility compared to other available markets.3 In addition, mutual fund flows have been positive.

3 The yield curve is a graph with a left-to-right line that shows how high or low yields are, from the shortest to the longest maturities. Typically (and when the yield curve is characterized as "steep," this is especially true) the line rises from left to right as investors who are willing to tie up their money for a longer period are rewarded with higher yields.

After increasing short-term interest rates by a quarter point at 17 consecutive meetings, the US Federal Reserve Board (the Fed) has held rates steady since hiking them in June of 2006. This means that the federal funds target rate — the short-term interbank lending rate and a benchmark for interest rates generally — remained at 5.25% over the semiannual period. During the period, yields on longer-term municipals fell, while short-term yields rose marginally. Since a bond's yield moves in the opposite direction of its price, this meant that long-term municipal bonds generally provided the best returns.

The overall result of flat-to-higher short-term yields and declining long-term yields was a further flattening of the tax-free yield curve over the period. On the municipal bond curve, yields on two-year issues increased by five basis points while bonds with 30-year maturities experienced a yield decrease of 28 basis points, resulting in a total flattening of 33 basis points. Most of the curve flattening occurred between five and 15 years. (100 basis points equals one percentage point. See the graph on the following page for a depiction of municipal bond yield changes between the beginning and end of the period.)

With respect to credit quality, the trend in the municipal market over the period continued to be in the direction of ratings upgrades, and returns were generally highest among lower-quality issues.

Municipal Bond Yield Curve (as of 8/31/06 and 2/28/07)

Source: Municipal Market Data as of February 28, 2007. For illustrative purposes only; not meant to represent the performance of any DWS product.

Q: How did DWS California Tax-Free Income Fund perform for the semiannual period ended February 28, 2007?

A: DWS California Tax-Free Income Fund's Class A shares posted a positive return for the six-month period of 1.92%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.) This return compares with 2.89% for the fund's benchmark, the Lehman Brothers Municipal Bond Index. The fund also lagged the 2.71% average of its peer group, the Lipper California Debt Funds category.4

4 The Lipper California Debt Funds category is comprised of funds that limit their assets to those securities that are exempt from taxation in California. Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Lipper California Debt Funds category. It is not possible to invest into a Lipper category. This category average was 4.56% (116), 4.68% (95) and 5.16% (68) for the 1-, 5- and 10-year periods, respectively, as of 2/28/07.

Q: How was the fund positioned and how did this positioning impact performance over the period?

A: We do not attempt to predict the direction of interest rates, and instead seek to maintain a neutral duration and corresponding sensitivity to interest-rate changes. While we attempt to maintain a neutral interest-rate posture overall, within this framework we will make judgments about which maturities present the most attractive opportunities. Along these lines, we continued to minimize exposure to long-term bonds during the period, as we did not believe they provided a favorable risk/reward profile. Given the flattening of the yield curve that has occurred, we have not viewed the modest income advantage offered by long-term issues as attractive. This positioning hurt performance as the curve continued to flatten via declining yields (and rising prices) on longer-term issues.

During the period, the fund used hedging strategies in an effort to manage portfolio duration while also responding to shifts in the relative attractiveness of the municipal and taxable bond markets. In particular, the fund utilized instruments known as BMA (Bond Market Association) and LIBOR (London Inter Bank Offering Rate) swaps. The net effect of this strategy was a detraction from fund returns.

We are somewhat overweight California state general obligation (GO) bonds, reflecting our constructive outlook for the state's credit profile. This was essentially a neutral factor in terms of performance, as GO spreads versus insured issues were stable over the period. The fund's exposure to tobacco-revenue bonds helped as the market anticipated their being prerefunded and thus upgraded in credit quality. A position in zero coupon bonds also aided performance, as these issues responded well to falling long-term interest rates.

We maintained the fund's relatively low exposure to lower-quality sectors during the period based on the fact that the yield advantage they provide remains narrow by historical standards. Spreads were relatively stable, however, so this positioning dampened performance slightly as lower-quality issues continued to provide a narrow yield differential with price performance comparable to that of higher-grade issues. We continue to view the differences in yield between lower-quality issues and the AAA-rated part of the market as unusually narrow by historic standards, and we believe the fund's positioning can prove helpful to performance over time as spreads return to historical norms.

Q: What is your current assessment of the California municipal bond market?

A: The fiscal health of California remains stable, which is reflected in the unchanged assessments of the major ratings agencies over the period. The state's general obligation debt is currently rated A+ by Standard & Poor's Corporation and A1 by Moody's Investors Service, Inc.5 California has benefited from a recovery in its large and broadly diversified economy, with particular strength in southern California. Most sectors of the state's economy have displayed growth above the national average, and this growth has had a positive impact on the state's tax revenues. Despite this, California still faces significant structural deficits, although they have recently trended downward and the state has sufficient flexibility to finance them. While California's fiscal challenges are likely to continue for some time, we remain optimistic with respect to the long-term outlook for the state's debt.

5 The ratings of Moody's Investors Service, Inc. (Moody's) and Standard & Poor's Corporation (S&P) represent these companies' opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	2/28/07	8/31/06

Revenue Bonds	58%	61%
General Obligation Bonds	18%	16%
US Government Secured	24%	23%
	100%	100%
Quality	2/28/07	8/31/06

AAA	65%	67%
AA	4%	3%
A	7%	8%
BBB	3%	4%
Not Rated	21%	18%
	100%	100%
Effective Maturity	2/28/07	8/31/06

Less than 1 year	27%	24%
1-4.99 years	23%	24%
5-7.99 years	29%	24%
8-19.99 years	21%	28%
	100%	100%
Interest Rate Sensitivity	2/28/07	8/31/06

Average Maturity	5.2 years	6.0 years
Duration	5.5 years	6.1 years

Weighted average effective maturity: 5.45 years and 5.99 years, respectively.

Asset allocation, quality, effective maturity and interest rate sensitivity are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk.

For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of February 28, 2007 (Unaudited)

	Principal Amount ($)	Value ($)

Municipal Bonds and Notes 86.5%
California 78.9%
ABAG Finance Authority For Non Profit Corps., CA, Certificates of Participation, Stanford Health Services, ETM, 6.0%, 11/1/2007 (a)	605,000	614,837
Anaheim, CA, Other General Obligation Lease, Public Financing Authority, Public Improvements Project:
Series C, Zero Coupon, 9/1/2017 (a)	1,455,000	952,079
Series C, Zero Coupon, 9/1/2018 (a)	1,000,000	624,720
Series C, 6.0%, 9/1/2014 (a)	1,000,000	1,152,550
Series C, 6.0%, 9/1/2016 (a)	1,000,000	1,170,790
Series A, 6.0%, 9/1/2024 (a)	3,500,000	4,318,510
Benicia, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2017 (a)	1,735,000	1,141,561
Series A, Zero Coupon, 8/1/2018 (a)	1,510,000	948,673
Beverly Hills, CA, School District General Obligation, Unified School District:
Series A, 5.375%, 8/1/2019	1,000,000	1,089,570
Series A, 5.375%, 8/1/2021	1,230,000	1,340,171
Burbank, CA, School District General Obligation, Unified School District, Series B, Zero Coupon, 8/1/2014 (a)	3,000,000	2,247,090
Cabrillo, CA, County General Obligation Lease, Unified School District, Series A, Zero Coupon, 8/1/2019 (a)	4,000,000	2,404,040
California, Center Unified School District, Series C, Zero Coupon, 9/1/2014 (a)	2,240,000	1,672,406
California, Electric Revenue, Department of Water Resources and Power Supply:
Series A, 5.375%, 5/1/2021	2,000,000	2,188,240
Series A, 5.375%, 5/1/2022	20,000,000	21,882,400
Series A, 5.875%, 5/1/2016	10,500,000	11,734,380
California, Electric Revenue, Efficiency Financing Authority, 5.5%, 4/1/2017 (a)	1,285,000	1,312,730
California, Higher Education Revenue, 5.25%, 11/1/2019 (a) (b)	3,500,000	3,797,850
California, Higher Education Revenue, Educational Facilities Authority, University of San Diego, Zero Coupon, 10/1/2014 (a)	1,470,000	1,093,959
California, Hospital & Healthcare Revenue, Communities Development Authority, 6.5%, 8/1/2012	15,270,000	16,216,435
California, Hospital & Healthcare Revenue, Health Facilities Finance Authority, Series A, Zero Coupon, 10/1/2012 (a)	4,900,000	3,961,209
California, Hospital & Healthcare Revenue, Statewide Community Development Authority, 6.0%, 6/1/2010 (a)	1,000,000	1,073,010
California, Resource Recovery Revenue, Tobacco Securitization Authority, Series A, 5.375%, 6/1/2041	5,000,000	5,354,350
California, Senior Care Revenue, Statewide Community Development Authority, ETM, 5.6%, 11/15/2013	4,750,000	5,093,283
California, Senior Care Revenue, Statewide Community Development Authority, California Lutheran Homes, ETM, 5.5%, 11/15/2008	790,000	805,958
California, Single Family Housing Revenue, Mortgage Finance Authority, AMT, Series B, 7.3%*, 6/1/2031	45,000	46,338
California, Special Assessment Revenue, Golden State Tobacco Securitization Corp.:
Series B, 5.5%, 6/1/2043	9,950,000	10,944,701
Series B, 5.625%, 6/1/2038	13,655,000	15,114,719
Series 2003-A-1, 6.75%, 6/1/2039	16,750,000	19,211,747
California, State Agency General Obligation Lease, Public Works Board, Department of Corrections:
Series A-2, 7.4%, 9/1/2010	3,365,000	3,772,872
Series A, 7.4%, 9/1/2010 (a)	1,000,000	1,122,820
California, State General Obligation:
5.0%, 2/1/2013	1,250,000	1,322,800
5.0%, 3/1/2017	4,850,000	5,283,493
5.125%, 4/1/2024	7,400,000	7,940,052
5.125%, 11/1/2024	1,000,000	1,069,210
5.25%, 12/1/2019	1,000,000	1,046,000
5.5%, 3/1/2016	9,000,000	9,580,680
Prerefunded, 5.875%, 10/1/2019	8,925,000	9,525,920
Prerefunded, Series 2006, 5.875%, 10/1/2019	785,000	838,459
Series 2006, 5.875%, 10/1/2019	290,000	306,675
6.5%, 9/1/2010	1,305,000	1,425,765
California, State Public Works Board Lease Revenue, University of California Projects, Series F, 5.0%, 11/1/2018	5,405,000	5,783,566
California, State Public Works Board, Lease Revenue, Department of Mental Health, Series A, 5.5%, 6/1/2022	2,600,000	2,887,508
California, State University Revenue:
Series C, 5.0%, 11/1/2019 (a)	18,245,000	19,844,904
Series A, 5.0%, 11/1/2024 (a)	5,000,000	5,293,350
Series A, 5.25%, 11/1/2021 (a)	3,090,000	3,352,959
California, Statewide Communities Development Authority, Certificates of Participation, 6.0%, 8/15/2017 (a)	1,000,000	1,061,350
California, Statewide Communities Development Authority Revenue, Kiaser Permanente, Series B, 4.371%*, 4/1/2036	5,000,000	5,007,500
California, University of California Revenues, Series F, 5.0%, 5/15/2019 (a)	2,000,000	2,157,240
California, Water & Sewer Revenue, Series W, 5.5%, 12/1/2014 (a)	12,000,000	13,519,440
California, Water & Sewer Revenue, Department of Water Research Center Valley Project, Series X, 5.5%, 12/1/2017 (a)	5,500,000	6,364,875
California, Water & Sewer Revenue, Metropolitan Water District of Southern California:
Series A, 5.25%, 7/1/2014	5,210,000	5,588,350
Series A, 5.25%, 3/1/2017	7,300,000	7,835,966
Capistrano, CA, School District General Obligation, Unified School District, Improvement District No. 1, Series A, 6.25%, 8/1/2018 (a)	1,000,000	1,094,340
Carlsbad, CA, School District General Obligation, Unified School District, Zero Coupon, 11/1/2018 (a)	3,050,000	1,896,795
Castaic Lake, CA, Water & Sewer Revenue, Water System Improvement Project, Series A, 7.25%, 8/1/2007 (a)	1,000,000	1,015,210
Chabot-Las Positas, CA, Community College District, Election of 2004, Series A, 5.0%, 8/1/2024 (a)	4,635,000	5,058,454
Chino Basin, CA, Water & Sewer Revenue, Regional Financing Authority, 5.9%, 8/1/2011 (a)	1,290,000	1,409,390
Contra Costa County, CA, GNMA Mortgage Backed Securities Program, AMT, ETM, 7.75%, 5/1/2022	2,715,000	3,499,798
Corona, CA, Sales & Tax Revenue, Community Facilities District, Series 90-1-A, 5.5%, 9/1/2015 (a)	9,240,000	10,279,130
Corona-Norco, CA, Sales & Tax Revenue, Unified School District Public Financing Authority, Series A, 5.75%, 9/1/2014 (a)	2,750,000	2,809,868
Dry Creek, CA, School District General Obligation, Joint Elementary School District:
Series A, Zero Coupon, 8/1/2016 (a)	555,000	381,540
Series A, Zero Coupon, 8/1/2021 (a)	1,920,000	1,057,152
Series A, Zero Coupon, 5/1/2022 (a)	1,385,000	737,083
Encinitas, CA, State General Obligation, Unified School District, Zero Coupon, 8/1/2017 (a)	4,000,000	2,631,840
Escondido, CA, School District General Obligation, Unified High School District:
Zero Coupon, 5/1/2015 (a)	3,165,000	2,295,131
Zero Coupon, 5/1/2016 (a)	3,335,000	2,316,191
ETM, Zero Coupon, 11/1/2017 (a)	5,500,000	3,604,480
Zero Coupon, 11/1/2018 (a)	4,605,000	2,863,850
Escondido, CA, Unified High School District, ETM, Zero Coupon, 11/1/2020 (a)	7,000,000	4,013,100
Foothill, CA:
ETM, Zero Coupon, 1/1/2018 (a)	10,000,000	6,488,400
ETM, Zero Coupon, 1/1/2020 (a)	10,000,000	5,930,700
Series A, Prerefunded, 7.15%, 1/1/2013	975,000	1,088,159
Foothill, CA, Eastern Corridor Agency, Series A, ETM, Zero Coupon, 1/1/2020	6,100,000	3,617,727
Foothill, CA, School District General Obligation, Zero Coupon, 8/1/2016 (a)	4,755,000	3,268,872
Foothill, CA, Transportation/Tolls Revenue, Eastern Corridor Agency:
Step-up Coupon, 0% to 7/15/2009, 5.8% to 1/15/2020 (a)	6,500,000	6,447,805
Step-up Coupon, 0% to 7/15/2009, 5.875% to 1/15/2026	5,000,000	4,691,500
Zero Coupon, 1/15/2017 (a)	5,975,000	3,662,496
Zero Coupon, 1/15/2018 (a)	6,250,000	3,632,375
Zero Coupon, 1/15/2025	10,000,000	3,663,100
Series A, Prerefunded, 6.0%, 1/1/2016	6,000,000	6,406,260
Series A, Prerefunded, 7.1%, 1/1/2011	6,000,000	6,688,980
Series A, Prerefunded, 7.15%, 1/1/2014	2,875,000	3,208,673
Fresno, CA, School District General Obligation, Unified School District:
Series C, 5.9%, 2/1/2017 (a)	1,760,000	2,070,006
Series A, 6.4%, 8/1/2016 (a)	2,000,000	2,341,380
Grossmont, CA, Union High School District, Election of 2004, 5.375%, 8/1/2017 (a)	2,840,000	3,108,039
Healdsburg, CA, School District General Obligation, Unified School District, Zero Coupon, 7/15/2014 (a)	400,000	300,132
Las Virgenes, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 11/1/2013 (a)	2,150,000	1,661,370
Series A, Zero Coupon, 11/1/2014 (a)	1,050,000	778,869
Series A, Zero Coupon, 11/1/2015 (a)	1,275,000	906,576
Zero Coupon, 11/1/2016 (a)	1,500,000	1,020,795
Long Beach, CA, Bond Finance Authority Revenue, Redevelopment Housing & Gas Utilities Financing, Series A-1, 5.0%, 8/1/2025 (a)	2,300,000	2,457,113
Long Beach, CA, Port Authority Revenue, AMT:
Series A, 5.75%, 5/15/2016	12,570,000	13,372,343
Series A, 6.0%, 5/15/2017 (a)	1,500,000	1,749,150
Series A, 6.0%, 5/15/2018 (a)	4,000,000	4,703,080
Los Angeles County, CA, Core City General Obligation Lease, Convention and Exhibition Center Authority, Series A, 6.125%, 8/15/2011 (a)	1,000,000	1,102,080
Los Angeles County, CA, General Obligation Lease, Disney Parking Project, Zero Coupon, 3/1/2008	2,780,000	2,669,328
Los Angeles County, CA, Sanitation Districts Financing Authority Revenue, Capital Project, Series A, 5.0%, 10/1/2021 (a)	11,900,000	12,786,431
Los Angeles, CA, Airport Revenue, AMT:
Series A, 5.5%, 8/1/2014 (a)	6,895,000	7,448,737
Series B, 5.5%, 8/1/2016 (a)	6,500,000	6,920,095
Los Angeles, CA, Core City General Obligation Lease, General Services, State Building Authority, Series A, 5.6%, 5/1/2008	7,000,000	7,158,060
Los Angeles, CA, Pollution Control Revenue, 6.0%, 6/1/2021 (a)	2,000,000	2,467,060
Los Angeles, CA, State General Obligation:
5.5%, 7/1/2014 (a)	10,000,000	10,915,300
Series E, 5.5%, 7/1/2017 (a)	5,000,000	5,471,650
Los Angeles, CA, Transportation/Tolls Revenue, Series B, 5.25%, 7/1/2015 (a)	11,800,000	12,656,916
Los Angeles, CA, Unified School District, Series A, Prerefunded, 5.375%, 7/1/2018 (a)	1,030,000	1,136,780
Los Angeles, CA, Unified School District, General Obligation, Prerefunded, 5.625%, 7/1/2018 (a)	4,990,000	5,322,234
Lucia Mar, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2016 (a)	1,000,000	687,460
Merced, CA, School District General Obligation, High School District:
Series A, Zero Coupon, 8/1/2014 (a)	2,045,000	1,531,766
Series A, Zero Coupon, 8/1/2015 (a)	2,090,000	1,500,745
Series A, Zero Coupon, 8/1/2016 (a)	2,140,000	1,471,164
Midpeninsula Regional Open Space District, CA, Other General Obligation Lease, Zero Coupon, 9/1/2020 (a)	1,190,000	683,239
Millbrae, CA, Senior Care Revenue, Magnolia of Millbrae Project, AMT, Series A, 7.375%, 9/1/2027	3,670,000	3,810,194
Modesto, CA, General Obligation Lease, Community Project, Series A, 5.6%, 11/1/2014 (a)	1,370,000	1,511,453
Montebello, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2013 (a)	1,945,000	1,517,547
Moreno Valley, CA, Special Assessment Revenue, Towngate Community Facilities District, Special Tax:
6.5%, 12/1/2009	2,340,000	2,352,893
7.125%, 10/1/2023	2,810,000	2,816,575
Murrieta Valley, CA, School District General Obligation, Unified School District, Series A, Zero Coupon, 9/1/2016 (a)	2,500,000	1,712,800
Northern California, Power Agency, Prerefunded, 7.0%, 7/1/2016	210,000	261,931
Oakland, CA, Port Authority Revenue, AMT, 5.75%, 11/1/2014 (a)	2,500,000	2,639,000
Palmdale, CA, School District General Obligation, School Building Project, Zero Coupon, 10/1/2019 (a)	1,420,000	845,539
Pomona, CA, Unified School District, Series B, ETM, 6.25%, 8/1/2014 (a)	1,020,000	1,197,103
Redondo Beach, CA, Project Revenue, South Bay Center Redevelopment Project:
7.0%, 7/1/2016	1,000,000	1,022,060
7.125%, 7/1/2026	2,000,000	2,043,940
Redwood City, CA, School District General Obligation, Elementary School District, Zero Coupon, 8/1/2017 (a)	1,635,000	1,075,765
Richmond, CA, Other General Obligation Lease, Joint Powers Finance Authority, 6.6%, 9/1/2016	1,000,000	1,022,040
Richmond, CA, Water & Sewer Revenue, Zero Coupon, 8/1/2020 (a)	2,495,000	1,437,419
Riverside County, CA, Hospital & Healthcare Revenue, Asset Leasing Corp.:
Zero Coupon, 6/1/2015 (a)	1,750,000	1,258,740
Zero Coupon, 6/1/2016 (a)	2,395,000	1,648,694
Sacramento County, CA, Resource Recovery Revenue, Sanitation District Financing Authority, Series A, 6.0%, 12/1/2014	5,000,000	5,454,350
Sacramento County, CA, Sales & Special Tax Revenue, Community Facilities District No. 1:
5.5%, 12/1/2010	1,085,000	1,112,342
6.0%, 9/1/2011	850,000	873,188
6.125%, 9/1/2014	605,000	622,345
6.3%, 9/1/2021	1,500,000	1,541,130
Sacramento, CA, Electric Revenue, Municipal Utility District:
Series K, 5.75%, 7/1/2018 (a) (b)	5,170,000	6,094,241
Series G, 6.5%, 9/1/2013 (a)	1,270,000	1,424,089
Sacramento, CA, Other General Obligation Lease, City Financing Authority:
Series B, 5.0%, 11/1/2014	4,200,000	4,430,958
Series A, 5.4%, 11/1/2020 (a)	5,000,000	5,734,950
Sacramento, CA, Project Revenue, City Financing Authority, Convention Center Hotel, Series A, 6.25%, 1/1/2030	9,965,000	10,384,726
Sacramento, CA, Sales & Special Tax Revenue, Finance Authority, Series B, Zero Coupon, 11/1/2016 (a)	2,685,000	1,827,223
Saddleback Valley, CA, Sales & Special Tax Revenue, Unified School District, Public Financing Authority:
Series A, 6.0%, 9/1/2013 (a)	1,000,000	1,133,500
Series A, 6.0%, 9/1/2014 (a)	2,195,000	2,525,194
Series A, 6.0%, 9/1/2015 (a)	1,000,000	1,165,140
Salinas, CA, Other General Obligation Lease, Capital Improvement Projects, Series A, 5.625%, 10/1/2017	2,000,000	2,063,360
Salinas, CA, School District General Obligation, Series A, 5.375%, 6/1/2022 (a) (b)	2,700,000	2,957,418
San Bernardino, CA, County General Obligation, Medical Center Financing Project:
5.5%, 8/1/2017 (a)	3,965,000	4,374,228
6.0%, 8/1/2009 (a)	3,000,000	3,098,700
San Bernardino, CA, Other Revenue Lease:
Series A, 5.25%, 11/1/2013 (a)	3,115,000	3,381,270
Series A, 5.25%, 11/1/2014 (a)	2,330,000	2,529,168
San Bruno Park, CA, School District, General Obligation:
Zero Coupon, 8/1/2014 (a)	1,010,000	756,520
Zero Coupon, 8/1/2016 (a)	1,000,000	687,460
Zero Coupon, 8/1/2017 (a)	1,000,000	657,960
Zero Coupon, 8/1/2019 (a)	1,100,000	661,111
San Diego CA, School District General Obligation, 5.25%, 7/1/2018 (a)	1,600,000	1,752,112
San Diego, CA, School District General Obligation, Election of 1998:
Series B, 6.0%, 7/1/2019 (a)	3,350,000	4,053,902
Series B, 6.05%, 7/1/2018 (a)	770,000	926,888
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Revenue:
5.25%, 7/1/2016 (a)	305,000	324,541
Prerefunded, 5.25%, 7/1/2016 (a)	845,000	903,161
San Francisco, CA, Core City General Obligation, 5.375%, 6/15/2017 (a)	1,540,000	1,647,076
San Joaquin Hills, CA, Transportation Corridor Agency:
ETM, Zero Coupon, 1/1/2010	1,500,000	1,350,465
ETM, Zero Coupon, 1/1/2014	3,680,000	2,829,221
San Joaquin Hills, CA, Transportation/Tolls Revenue, Transportation Corridor Agency:
Series A, Zero Coupon, 1/15/2015 (a)	12,065,000	8,871,394
Series A, Zero Coupon, 1/15/2016 (a)	3,485,000	2,458,040
Series A, Zero Coupon, 1/15/2017 (a)	3,965,000	2,678,397
Series A, Zero Coupon, 1/15/2018 (a)	2,640,000	1,701,163
Series A, Zero Coupon, 1/15/2019 (a)	3,185,000	1,959,699
San Jose, CA, School District General Obligation, Santa Clara County, Series D, 5.25%, 8/1/2016 (a)	3,060,000	3,259,022
San Jose, CA, School District General Obligation, Unified School District:
Series A, Zero Coupon, 8/1/2015 (a)	2,570,000	1,856,131
Series A, Zero Coupon, 8/1/2017 (a)	1,350,000	893,714
San Juan, CA, San Juan Project, Series D, ETM, 6.75%, 7/1/2020 (a)	1,760,000	2,097,234
San Ysidro, CA, School District General Obligation, 6.125%, 8/1/2021 (a)	1,400,000	1,610,294
Santa Ana, CA, Other General Obligation, Police Administration and Holding Facility, Series A, 6.25%, 7/1/2024 (a)	2,000,000	2,530,400
Santa Barbara, CA, High School District, Election 2000, Series B, 5.0%, 8/1/2029 (a)	6,430,000	6,842,742
Santa Clara County, CA, Hospital & Healthcare Revenue, Financing Authority, VMC Replacement Project, Series A, 7.75%, 11/15/2008 (a)	3,250,000	3,471,813
Santa Cruz County, CA, County General Obligation Lease, Capital Facilities Project:
5.5%, 9/1/2017 (a)	1,005,000	1,150,192
5.5%, 9/1/2018 (a)	1,060,000	1,221,904
5.6%, 9/1/2019 (a)	1,115,000	1,304,238
5.6%, 9/1/2020 (a)	1,180,000	1,388,412
5.65%, 9/1/2024 (a)	1,445,000	1,744,129
5.65%, 9/1/2025 (a)	1,520,000	1,846,876
5.65%, 9/1/2026 (a)	1,605,000	1,957,619
Santa Margarita/Dana Point, CA, Special Assessment Revenue, Improvement District Authority:
Series B, 7.25%, 8/1/2012 (a)	3,675,000	4,314,744
Series B, 7.25%, 8/1/2013 (a)	3,400,000	4,091,356
Santaluz, CA, Sales & Special Tax Revenue, Santaluz Community Facilities No. 2:
6.25%, 9/1/2021	1,995,000	2,015,728
6.375%, 9/1/2030	4,940,000	4,992,645
Southern California, Electric Revenue, Public Power Authority, Power Project, 6.75%, 7/1/2010	6,000,000	6,511,920
Southern California, Electric Revenue, Public Power Authority, Transmission Project, Zero Coupon, 7/1/2015	2,000,000	1,419,800
Southern California, Metropolitan Water District, Waterworks Revenue:
Series A, 5.75%, 7/1/2021	1,120,000	1,334,301
Series A, ETM, 5.75%, 7/1/2021	880,000	1,020,923
Tahoe Truckee, CA, School District General Obligation, Unified School District Capital Improvement, Series A, Zero Coupon, 8/1/2022 (a)	3,600,000	1,896,084
Temple City, CA, School District General Obligation, Series A, Zero Coupon, 8/1/2015 (a)	1,250,000	897,575
Ukiah, CA, School District General Obligation, Unified School District, Zero Coupon, 8/1/2016 (a)	2,000,000	1,374,920
West Covina, CA, Sales & Special Tax Revenue, Fashion Plaza, 5.75%, 9/1/2009	865,000	892,239
		672,653,635
Puerto Rico 6.7%
Commonwealth of Puerto Rico, Public Improvement, Series A, 5.25%, 7/1/2022	2,000,000	2,187,460
Puerto Rico, Electric Revenue, Electric Power Authority:
Series JJ, 5.375%, 7/1/2017 (a)	10,605,000	12,080,261
Series KK, 5.5%, 7/1/2016 (a)	10,000,000	11,414,500
Puerto Rico, Industrial Development Revenue, Industrial Tourist Educational, Medical & Environmental Central Facilities:
Series A, 5.625%, 7/1/2015 (a)	2,190,000	2,326,919
Series A, 5.625%, 7/1/2016 (a)	2,215,000	2,354,922
5.625%, 7/1/2017 (a)	2,345,000	2,489,335
Puerto Rico, Public Buildings Authority Revenue, Government Facilities, Series A, ETM, 6.25%, 7/1/2013 (a)	1,000,000	1,148,080
Puerto Rico, Sales & Special Tax Revenue, Commonwealth Infrastructure Finance Authority, Series A, 5.5%, 10/1/2020	2,000,000	2,147,640
Puerto Rico, Sales & Special Tax Revenue, Highway & Transportation Authority:
Series Z, 6.0%, 7/1/2018 (a)	7,250,000	8,726,680
Series Z, 6.25%, 7/1/2014 (a)	1,000,000	1,166,420
Series A, 6.25%, 7/1/2016 (a)	750,000	900,832
Puerto Rico, State General Obligation:
5.5%, 7/1/2015 (a)	3,665,000	4,144,419
5.65%, 7/1/2015 (a)	1,000,000	1,127,940
6.5%, 7/1/2015 (a)	4,000,000	4,805,280
		57,020,688
Virgin Islands 0.9%
Virgin Islands, Sales & Special Tax Revenue, Public Finance Authority, Series A, 6.5%, 10/1/2024	7,500,000	8,269,650
Total Municipal Bonds and Notes (Cost $663,455,672)		737,943,973

Municipal Inverse Floating Rate Notes 24.1%
California 15.8%
Big Bear Lake, CA, Water Revenue, 6.0%, 4/1/2015 (c)	3,400,000	3,851,367
Trust: Big Bear Lake, CA,, Water & Sewer Revenue RITES-PA 597A, Series B, 144A, 8.115%, 10/1/2010, Leverage Factor at purchase date: 2 to 1
Big Bear Lake, CA, Water Revenue, 6.0%, 4/1/2022 (c)	13,500,000	16,338,982
Trust: Big Bear Lake, CA,, Water & Sewer Revenue RITES-PA 597B, Series A, 144A, 8.115%, 4/1/2015, Leverage Factor at purchase date: 2 to 1
California, State, Department Water Resource, Power Supply, Series A, 5.375%, 5/1/2018 (c)	15,000,000	16,411,725
Trust: California, Electric Revenue, Department Water Supply, Series 309, 144A, 6.855%, 5/1/2018, Leverage Factor at purchase date: 2 to 1
California, State Economic Recovery, Series A, 5.0%, 7/1/2015 (c)	15,300,000	16,629,341
Trust: California, State Economic Recovery, RITES-PA 1262, 144A, 6.130%, 1/1/2012, Leverage Factor at purchase date: 2 to 1
Long Beach, CA, Harbor Revenue, Series A, 6.0%, 5/15/2016 (c)	8,430,000	9,737,072
Trust: Long Beach CA, Sales & Special Revenue, RITES-PA 651A, 144A, AMT, 8.095%, 11/15/2012, Leverage Factor at purchase date: 2 to 1
Long Beach, CA, Harbor Revenue, Series A, 6.0%, 5/15/2019 (c)	10,600,000	12,536,037
Trust: Long Beach, CA, Sales & Special Tax Revenue RITES-PA 651B, 144A, AMT, 8.095%, 5/15/2015, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 5.25%, 7/1/2013 (c)	6,250,000	6,853,875
Trust: Los Angeles, CA, Higher Education Revenue, Unified School District, RITES-PA 117, 144A, 6.6%, 1/1/2011, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2012 (c)	2,970,000	3,369,881
Trust: Los Angeles, CA, School District General Obligation Lease, Unified School District, RITES-PA 589B, 144A, 8.115%, 7/1/2010, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2013 (c)	5,820,000	6,707,754
Trust: Los Angeles, CA, School District General Obligation Lease, Unified School District, RITES-PA 589C, 144A, 8.115%, 7/1/2011, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2014 (c)	7,120,000	8,316,338
Trust: Los Angeles, CA, School District General Obligation Lease, Unified School District, RITES-PA 589D, 144A, 8.115%, 1/1/2012, Leverage Factor at purchase date: 2 to 1
Los Angeles, CA, Unified School District, Series A, 6.0%, 7/1/2015 (c)	6,340,000	7,074,711
Trust: Los Angeles, CA, School District General Obligation Lease, Unified School District, RITES-PA 589A, 144A, 8.115%, 7/1/2009, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT,Series 24A, 5.75%, 5/1/2012 (c)	2,570,000	2,733,028
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662B, 144A, 7.575%, 5/1/2012, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 25, 5.75%, 5/1/2012 (c)	2,890,000	3,073,327
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662H, 144A, 7.575%, 5/1/2012, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.75%, 5/1/2013 (c)	2,730,000	2,900,912
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662C, 144A, 7.575%, 5/1/2013, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT,Series 25, 5.75%, 5/1/2013 (c)	3,070,000	3,262,197
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662I, 144A, 7.575%, 5/1/2013, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.75%, 5/1/2014 (c)	2,890,000	3,070,928
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662D, 144A, 7.575%, 5/1/2014, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.75%, 5/1/2015 (c)	3,060,000	3,261,486
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662E, 144A, 7.575%, 5/1/2015, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 5.875%, 5/1/2016 (c)	3,250,000	3,476,021
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662F, 144A, 7.825%, 5/1/2016, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 24A, 6.0%, 5/1/2011 (c)	2,160,000	2,317,421
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662A, 144A, 8.075%, 5/1/2011, Leverage Factor at purchase date: 2 to 1
San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, Series 25, 6.0%, 5/1/2011 (c)	2,730,000	2,928,962
Trust: San Francisco, CA, City & County Airports Commission, International Airport Revenue, AMT, RITES-PA 662G, 144A, 8.075%, 5/1/2011, Leverage Factor at purchase date: 2 to 1
		134,851,365
Puerto Rico 8.3%
Puerto Rico, Electric Power Authority, Power Revenue, Series EE, 5.0%, 7/1/2015 (c)	25,000,000	28,270,250
Trust: Puerto Rico, Electric Revenue, Electric Power Authority, RITES-PA 1044, 144A, 10.339%, 7/1/2015, Leverage Factor at purchase date: 4 to 1
Puerto Rico, Commonwealth, 6.0%, 7/1/2014 (c)	10,000,000	11,504,450
Trust: Puerto Rico, Sales & Special Tax Revenue, RITES-PA 620B, 144A, 8.125%, 7/1/2011, Leverage Factor at purchase date: 2 to 1
Puerto Rico, Commonwealth, Series A, 5.5%, 7/1/2020 (c)	13,250,000	15,521,249
Trust: Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, RITES-PA 944B, 144A, 7.14%, 7/1/2016, Leverage Factor at purchase date: 2 to 1
Puerto Rico, Municipal Finance Agency, Series A, 5.75%, 8/1/2013 (c)	4,790,000	5,077,208
Trust: Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, RITES-PA 645B, 144A, 7.645%, 8/1/2013, Leverage Factor at purchase date: 2 to 1
Puerto Rico, Municipal Finance Agency, Series A, 5.875%, 8/1/2014 (c)	5,000,000	5,314,200
Trust: Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, RITES-PA 645C, 144A, 7.895%, 8/1/2014, Leverage Factor at purchase date: 2 to 1
Puerto Rico, Municipal Finance Agency, Series A, 6%, 8/1/2015 (c)	4,450,000	4,742,454
Trust: Puerto Rico, Sales & Special Tax Revenue, Municipal Finance Agency, RITES-PA 645D, 144A, 8.145%, 8/1/2015, Leverage Factor at purchase date: 2 to 1
		70,429,811
Total Municipal Inverse Floating Rate Notes (Cost $202,396,782)		205,281,176
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $865,852,454)+	110.6	943,225,149
Other Assets and Liabilities, Net	(10.6)	(90,666,518)
Net Assets	100.0	852,558,631
* Variable rate demand notes are securities whose interest rates are reset periodically at market levels. These securities are often payable on demand and are shown at their current rates as of February 28, 2007.
+ The cost for federal income tax purposes was $865,306,509. At February 28, 2007, net unrealized appreciation for all securities based on tax cost was $77,918,640. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $79,977,157 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,058,517.
(a) Bond is insured by one of these companies:
Insurance Coverage	As a % of Total Investment Portfolio
Ambac Financial Group	7.0
Financial Guaranty Insurance Company	12.0
Financial Security Assurance, Inc.	17.8
MBIA Corporation	28.5
Radian Asset Assurance, Inc.	1.3
XL Capital Assurance, Inc.	1.3
(b) All or a portion of these securities represent collateral held in connection with open interest rate swaps.
(c) Security forms part of the below tender option bond trust. Principal Amount and Value shown take into account the leverage factor.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMT: Subject to alternative minimum tax.

ETM: Bonds bearing the description ETM (escrow to maturity) are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on bonds so designated.

Prerefunded: Bonds which are prerefunded are collateralized usually by US Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

RITES: Residual Interest Tax Exempt Security

At February 28, 2007, open interest rate swaps were as follows:

Effective/ Expiration Date	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Unrealized Depreciation ($)
7/24/2007 1/24/2025	33,500,000[1]	Fixed — 3.956%	Floating — BMA	(602,341)
4/12/2007 4/12/2027	23,000,000[2]	Fixed — 4.111%	Floating — BMA	(806,316)
4/30/2007 5/2/2027	30,000,000[3]	Fixed — 4.320%	Floating — BMA	(227,134)
Total unrealized depreciation on open interest rate swaps				(1,635,791)
Counterparties: [1] Citigroup Global Markets, Inc. [2] Chase Securities, Inc. [3] Lehman Brothers, Inc.

BMA: Represents the Bond Market Association

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2007 (Unaudited)
Assets
Investments in securities, at value (cost $865,852,454)	$ 943,225,149
Cash	656,465
Receivable for investments sold	45,000
Interest receivable	10,005,799
Receivable for Fund shares sold	4,640
Other assets	45,116
Total assets	953,982,169
Liabilities
Payable for floating rates notes issued	97,535,000
Dividends payable	601,410
Payable for Fund shares redeemed	947,242
Unrealized depreciation on interest rate swap contracts	1,635,791
Accrued management fee	389,409
Other accrued expenses and payables	314,686
Total liabilities	101,423,538
Net assets, at value	$ 852,558,631
Net Assets
Net assets consist of: Undistributed net investment income	495,426
Net unrealized appreciation (depreciation) on: Investments	77,372,695
Interest rate swaps	(1,635,791)
Accumulated net realized gain (loss)	(3,013,319)
Paid-in capital	779,339,620
Net assets, at value	$ 852,558,631
Statement of Assets and Liabilities as of February 28, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($590,914,038 ÷ 78,563,337 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.52
Maximum offering price per share (100 ÷ 95.50 of $7.52)	$ 7.87

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,572,135 ÷ 872,179 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.54

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($9,663,161 ÷ 1,292,854 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 7.47
Class S Net Asset Value, offering and redemption price(a) per share ($245,409,297 ÷ 32,682,691 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 7.51
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended February 28, 2007 (Unaudited)
Investment Income
Income: Interest	$ 23,120,506
Expenses: Management fee	2,272,867
Distribution service fees	711,477
Services to shareholders	206,397
Custodian fees	21,266
Auditing	26,245
Legal	14,463
Trustees' fees and expenses	17,185
Reports to shareholders	43,797
Registration fees	24,886
Interest expense and fees	1,941,165
Other	42,723
Total expenses before expense reductions	5,322,471
Expense reductions	(30,053)
Total expenses after expense reductions	5,292,418
Net investment income (loss)	17,828,088
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	798,552
Interest rate swaps	(2,835,203)
(2,036,651)
Net unrealized appreciation (depreciation) during the period on: Investments	1,047,545
Interest rate swaps	274,091
1,321,636
Net gain (loss) on investment transactions	(715,015)
Net increase (decrease) in net assets resulting from operations	$ 17,113,073

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows for the six months ended February 28, 2007 (Unaudited)
Cash Flows from Operating Activities:
Investment income received*	$ 21,873,456
Payment of operating expenses	(3,488,183)
Payment of interest expense	(1,941,165)
Proceeds from sales and maturities of investments	97,730,420
Purchases of investments	(67,962,168)
Cash provided (used) by operating activities	$ 46,212,360
Cash Flows from Financing Activities:
Proceeds from shares sold	$ 13,169,653
Cost of shares redeemed	(51,658,911)
Distributions paid (net of reinvestment of distributions)	(6,890,958)
Cash provided (used) by financing activities	(45,380,216)
Increase (decrease) in cash	832,144
Cash overdraft at beginning of period	(175,679)
Cash at end of period*	$ 656,465
Reconciliation of Net Increase (Decrease) in Net Assets Resulting from Operations to Cash Provided (Used) by Operating Activities:
Net increase (decrease) in net assets resulting from operations	$ 17,113,073
Net (increase) decrease in cost of investments	30,180,761
Net (increase) decrease in unrealized appreciation (depreciation) on investments	(1,047,545)
(Increase) decrease in receivable for investments sold	(45,000)
(Increase) decrease in interest receivable	439,261
(Increase) decrease in other assets	(17,169)
(Increase) decrease in depreciation on swap contracts	(274,091)
Increase (decrease) in other accrued expenses and payables	(136,930)
Cash provided (used) by operating activities	$ 46,212,360
Non-Cash Financing Activities:
Reinvestment of distributions	$ 10,793,993
* Significant non-cash activity from market discount accretion and premium amortization in the net amount of $1,686,311 has been excluded from the Statement of Cash Flows.

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2007 (Unaudited)	Year Ended August 31, 2006
Operations: Net investment income	$ 17,828,088	$ 38,219,039
Net realized gain (loss) on investment transactions	(2,036,651)	8,669,677
Net unrealized appreciation (depreciation) during the period on investment transactions	1,321,636	(17,856,827)
Net increase (decrease) in net assets resulting from operations	17,113,073	29,031,889
Distributions to shareholders from: Net investment income: Class A	(12,176,512)	(25,888,003)
Class B	(118,757)	(330,396)
Class C	(149,803)	(314,972)
Class S	(5,316,682)	(11,543,973)
Net realized gains: Class A	(79,656)	—
Class B	(918)	—
Class C	(1,206)	—
Class S	(33,340)	—
Fund share transactions: Proceeds from shares sold	12,711,844	80,396,051
Reinvestment of distributions	10,793,993	23,917,415
Cost of shares redeemed	(52,039,045)	(121,519,684)
Redemption fees	95	181
Net increase (decrease) in net assets from Fund share transactions	(28,533,113)	(17,206,037)
Increase (decrease) in net assets	(29,296,914)	(26,251,492)
Net assets at beginning of period	881,855,545	908,107,037
Net assets at end of period (including undistributed net investment income of $495,426 and $429,092, respectively)	$ 852,558,631	$ 881,855,545

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended August 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 7.53	$ 7.61	$ 7.57	$ 7.42	$ 7.66	$ 7.60
Income (loss) from investment operations: Net investment income	.15	.32	.33	.33	.34	.34
Net realized and unrealized gain (loss) on investment transactions	(.01)	(.08)	.04	.15	(.24)	.05
Total from investment operations	.14	.24	.37	.48	.10	.39
Less distributions from: Net investment income	(.15)	(.32)	(.33)	(.33)	(.34)	(.33)
Net realized gain on investment transactions	(.00)***	—	—	—	—	—
Total distributions	(.15)	(.32)	(.33)	(.33)	(.34)	(.33)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 7.52	$ 7.53	$ 7.61	$ 7.57	$ 7.42	$ 7.66
Total Return (%)[b]	1.92c**	3.27	5.01	6.59	1.27	5.43
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	591	613	617	652	677	720
Ratio of expenses before expense reductions (including interest expense) (%)[d]	1.29*	1.32	1.10	.94	.93	.92
Ratio of expenses after expense reductions (including interest expense) (%)[d]	1.28*	1.32	1.10	.94	.93	.92
Ratio of expenses after expense reductions (excluding interest expense) (%)	.83*	.83	.83	.81	.79	.81
Ratio of net investment income (%)	4.10*	4.30	4.34	4.42	4.40	4.55
Portfolio turnover rate (%)	16*	32	23	25	33	24
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact to net investment income, total return or net asset value.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended August 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 7.54	$ 7.62	$ 7.58	$ 7.43	$ 7.67	$ 7.61
Income (loss) from investment operations: Net investment income	.12	.27	.28	.28	.27	.28
Net realized and unrealized gain (loss) on investment transactions	(.00)***	(.08)	.04	.15	(.24)	.05
Total from investment operations	.12	.19	.32	.43	.03	.33
Less distributions from: Net investment income	(.12)	(.27)	(.28)	(.28)	(.27)	(.27)
Net realized gain on investment transactions	(.00)***	—	—	—	—	—
Total distributions	(.12)	(.27)	(.28)	(.28)	(.27)	(.27)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 7.54	$ 7.54	$ 7.62	$ 7.58	$ 7.43	$ 7.67
Total Return (%)[b]	1.67c**	2.57[c]	4.17[c]	5.94[c]	.40	4.51
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	8	10	16	24	30
Ratio of expenses before expense reductions (including interest expense) (%)[d]	2.17*	2.20	1.96	1.76	1.79	1.76
Ration of expenses after expense reductions (including interest expense) (%)[d]	2.04*	2.00	1.78	1.65	1.79	1.76
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.59*	1.51	1.51	1.52	1.65	1.65
Ratio of net investment income (%)	3.34*	3.61	3.66	3.71	3.54	3.71
Portfolio turnover rate (%)	16*	32	23	25	33	24
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact to net investment income, total return or net asset value.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended August 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 7.48	$ 7.56	$ 7.52	$ 7.37	$ 7.62	$ 7.55
Income (loss) from investment operations: Net investment income	.12	.26	.27	.28	.27	.27
Net realized and unrealized gain (loss) on investment transactions	(.01)	(.08)	.04	.14	(.25)	.06
Total from investment operations	.11	.18	.31	.42	.02	.33
Less distributions from: Net investment income	(.12)	(.26)	(.27)	(.27)	(.27)	(.26)
Net realized gain on investment transactions	(00)***	—	—	—	—	—
Total distributions	(.12)	(.26)	(.27)	(.27)	(.27)	(.26)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 7.47	$ 7.48	$ 7.56	$ 7.52	$ 7.37	$ 7.62
Total Return (%)[b]	1.54c**	2.52[c]	4.26[c]	5.82[c]	.20	4.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	9	9	8	8	7
Ratio of expenses before expense reductions (including interest expense) (%)[d]	2.08*	2.12	1.91	1.73	1.83	1.80
Ratio of expenses after expense reductions (including interest expense) (%)[d]	2.06*	2.04	1.82	1.69	1.83	1.80
Ratio of expenses after expense reductions (excluding interest expense) (%)	1.61*	1.55	1.55	1.56	1.69	1.69
Ratio of net investment income (%)	3.32*	3.57	3.62	3.67	3.50	3.67
Portfolio turnover rate (%)	16*	32	23	25	33	24
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Total return does not reflect the effect of any sales charges.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact to net investment income, total return or net asset value.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended August 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 7.52	$ 7.59	$ 7.56	$ 7.42	$ 7.66	$ 7.60
Income (loss) from investment operations: Net investment income	.16	.33	.34	.35	.35	.35
Net realized and unrealized gain (loss) on investment transactions	(.01)	(.06)	.04	.15	(.24)	.05
Total from investment operations	.15	.27	.38	.50	.11	.40
Less distributions from: Net investment income	(.16)	(.34)	(.35)	(.36)	(.35)	(.34)
Net realized gain on investment transactions	(.00)***	—	—	—	—	—
Total distributions	(.16)	(.34)	(.35)	(.36)	(.35)	(.34)
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 7.51	$ 7.52	$ 7.59	$ 7.56	$ 7.42	$ 7.66
Total Return (%)	2.03**	3.63	5.10	6.81	1.36	5.56
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	245	251	272	281	298	321
Ratio of expenses (including interest expense) (%)[b]	1.06*	1.10	.89	.74	.82	.79
Ratio of expenses (excluding interest expense) (%)	.61*	.61	.62	.61	.68	.68
Ratio of net investment income (loss) (%)	4.32*	4.51	4.55	4.62	4.51	4.68
Portfolio turnover rate (%)	16*	32	23	25	33	24
[a] For the six months ended February 28, 2007 (Unaudited).
[b] Interest expense represents interest and fees on short term floating rate notes issued in conjunction with inverse floating rate securities. The accounting treatment for such transactions includes an offsetting interest income item, and accordingly has no impact to net investment income, total return or net asset value.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS California Tax-Free Income Fund (the "Fund") is a non-diversified series of DWS State Tax-Free Income Series (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Debt securities are valued by independent pricing services approved by the Trustees of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the mean of the most recent bid quotation or evaluated price, as applicable, obtained from a broker dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of February 28, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Inverse Floaters. Inverse floating rate notes are debt instruments with a floating rate of interest that bears an inverse relationship to changes in short-term market interest rates. Investments in this type of instrument involve special risks as compared to investments in a fixed rate municipal security. The debt instrument in which the Fund may invest is a tender option bond trust (the "trust") which can be established by the Fund, a financial institution, or a broker consisting of underlying municipal obligations with intermediate to long maturities and a fixed interest rate. Other investors in the trust usually consist of money market fund investors receiving weekly floating interest rate payments who have put options with the financial institutions. The Fund may enter into shortfall and forbearance agreements by which the Fund agrees to reimburse the trust, in certain circumstances, for the difference between the liquidation value of the fixed rate municipal security held by the trust and the liquidation value of the floating rate notes. Certain inverse floating rate securities held by the Fund have been created with bonds purchased by the Fund and subsequently transferred to the trust. These transactions are considered a form of financing for accounting purposes. As a result, the Fund includes the original transferred bond and a corresponding liability equal to the floating rate note issued. The Fund does not consider the Fund's investment in inverse floaters borrowing within the meaning of the Investment Company Act of 1940. Inverse floating rate notes exhibit added interest rate sensitivity compared to other bonds with a similar maturity. Moreover, since these securities are in a trust form, a sale may take longer to settle than the standard two days after the trade date.

The weighted average outstanding daily balance of the floating rate notes issued during the six months ended February 28, 2007 was approximately $97,535,000, with a weighted average interest rate of 3.99%.

Swap Agreements. The Fund may enter into interest rate swap transactions to reduce the interest rate risk inherent in the Fund's underlying investments. The use of interest rate swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay to the other party to the interest rate swap (which is known as the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund would agree to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations would be based on the notional amount of the swap. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in interest rates. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations. The value of the swap is adjusted daily based upon a price supplied by the counterparty and the change in value is recorded as unrealized appreciation or depreciation.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared as a daily dividend and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to accretion of market discount on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a Fund are apportioned among the Funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and discounts are amortized/accreted for financial reporting purposes.

Statement of Cash Flows. Information of financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the cash position in the Fund's custodian bank at February 28, 2007.

B. Purchases and Sales of Securities

During the six months ended February 28, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $67,945,000 and $100,610,623, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement.

The Fund pays a monthly investment management agreement fee, computed and accrued daily and payable monthly at the following rates:

First $250 million of the Fund's average daily net assets	.55%
Next $750 million of such net assets	.52%
Next $1.5 billion of such net assets	.50%
Next $2.5 billion of such net assets	.48%
Next $2.5 billion of such net assets	.45%
Next $2.5 billion of such net assets	.43%
Next $2.5 billion of such net assets	.41%
Over $12.5 billion of such net assets	.40%

Accordingly, for the six months ended February 28, 2007, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.53% of the Fund's average daily net assets.

For the period from September 1, 2006 through September 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain total operating expenses of each class as follows:

Class B	1.51%
Class C	1.55%

For the period from October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee to the extent necessary to maintain total operating expenses at 1.61% for Class B shares (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest).

Effective February 1, 2007 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain total operating expenses of each class as follows:

Class C	1.63%
Class S	.63%

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), also an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder services agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended February 28, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at February 28, 2007
Class A	$ 87,930	$ —	$ 48,468
Class B	4,082	4,082	—
Class C	1,570	525	922
Class S	33,832	—	21,001
	$ 127,414	$ 4,607	$ 70,391

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2007
Class B	$ 26,656	$ 3,938
Class C	33,820	5,263
	$ 60,476	$ 9,201

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to the Fund at an annualized rate of up to 0.25% of average daily net assets for Class A, B and C shareholders. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at February 28, 2007	Annualized Effective Rate
Class A	$ 630,969	$ —	$ 109,439.21%
Class B	8,851	188	1,410.24%
Class C	11,181	—	35.25%
	$ 651,001	$ 188	$ 110,884

Underwriting and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2007 aggregated $13,854.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2007, the CDSC for Class B and C shares was $14,490 and $19, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2007, DWS-SDI received $502 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $14,820, of which $8,340 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specific amounts for various committee services and for the Board Chairperson.

D. Fee Reductions

For the six months ended February 28, 2007, the Advisor agreed to reimburse the Fund $5,879, which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended February 28, 2007, the Fund's custodian fees were reduced by $44 and $19,335, respectively, for custody and transfer agent credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended February 28, 2007		Year Ended August 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	831,913	$ 6,258,342	9,653,587	$ 71,828,492
Class B	31,349	237,025	32,057	239,417
Class C	150,823	1,125,342	146,291	1,093,640
Class S	677,612	5,091,135	968,629	7,234,502
		$ 12,711,844		$ 80,396,051
Shares issued to shareholders in reinvestment of distributions
Class A	943,603	$ 7,100,027	2,125,372	$ 15,894,642
Class B	9,833	74,155	28,568	214,074
Class C	12,803	95,747	26,805	199,211
Class S	469,191	3,524,064	1,019,468	7,609,488
		$ 10,793,993		$ 23,917,415
Shares redeemed
Class A	(4,692,261)	$ (35,319,013)	(11,438,434)	$ (85,412,261)
Class B	(237,541)	(1,792,853)	(337,873)	(2,527,805)
Class C	(91,207)	(683,311)	(156,377)	(1,165,384)
Class S	(1,898,060)	(14,243,868)	(4,338,193)	(32,414,234)
		$ (52,039,045)		$ (121,519,684)
Redemption fees		$ 95		$ 181
Net increase (decrease)
Class A	(2,916,745)	$ (21,960,628)	340,525	$ 2,310,912
Class B	(196,359)	(1,481,673)	(277,248)	(2,074,274)
Class C	72,419	537,778	16,719	127,467
Class S	(751,257)	(5,628,590)	(2,350,096)	(17,570,142)
		$ (28,533,113)		$ (17,206,037)

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor") in September 2006. As part of its review process, the Board requested and evaluated all information it deemed reasonably necessary to evaluate the Agreement. Over the course of several months, the Contract Review Committee, in coordination with the Fixed-Income Oversight Committee and the Operations Committee of the Board, reviewed comprehensive materials received from the Advisor, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by an independent fee consultant. The Board also received extensive information throughout the year regarding performance and operating results of the Fund. Based on their evaluation of the information provided, the Committees presented their findings and recommendations to the Independent Trustees as a group. The Independent Trustees then reviewed the Committees' findings and recommendations and presented their recommendations to the full Board. Throughout their consideration of the Agreement, the Independent Trustees were advised by their independent legal counsel and by an independent fee consultant.

In connection with the contract review process, the various Committees and the Board considered the factors discussed below, among others. The Board also considered that the Advisor and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders invested in the Fund, or approved the investment management agreement for the Fund, knowing that the Advisor managed the Fund and knowing the investment management fee schedule. In connection with recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business, which resulted in turnover of senior management and other personnel of the Advisor, the Board considered Deutsche Bank's commitment that it will devote to the Advisor and its affiliates all attention and resources that are necessary to provide the Fund with top-quality investment management and shareholder, administrative and product distribution services.

Nature, Quality and Extent of Services. The Board considered the nature, extent and quality of services provided under the Agreement, including portfolio management services and administrative services. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of the Advisor to attract and retain high-quality personnel, and the organizational depth and stability of the Advisor. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by Lipper Inc. ("Lipper"). The Board considered whether investment results were consistent with the Fund's investment objective and policies. The Board also noted that it has put a process into place of identifying "Focus Funds" (e.g., funds performing poorly relative to their peer group), and receives more frequent reporting and information from the Advisor regarding such funds, along with the Advisor's remedial plans to address underperformance. The Board believes this process is an effective manner of addressing poorly performing funds at this time.

On the basis of this evaluation and the ongoing review of investment results by the Fixed-Income Oversight Committee, the Board concluded that the nature, quality and extent of services provided by the Advisor historically have been and continue to be satisfactory. The Board noted the relative underperformance of the Fund, and took into account the factors contributing to such performance and steps being taken by the Advisor to improve performance.

Fees and Expenses. The Board considered the Fund's management fee rate, operating expenses and total expense ratios, and compared management fees to a peer group and total expenses to a broader peer universe based on information and data supplied by Lipper. The information provided to the Board, which included the effect of expense caps for Class B and Class C shares that expired on January 1, 2006 and October 1, 2006, showed that the Fund's management fee rate was at the 71st percentile of the peer group, and that the Fund's total expense ratios (excluding any 12b-1 fees) were at the following percentiles of the peer universe: the 67th percentile for Class A shares, the 42nd percentile for Class B shares, the 43rd percentile for Class C shares, and the 56th percentile for Class S shares. The Board also considered the Fund's management fee rate as compared to fees charged by the Advisor and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures among the DWS Funds.

To address the potential effect of the expiring expense cap on total expenses for Class B shares, the Board recommended a cap on total expenses through September 30, 2007 of 1.61% for Class B shares. On the basis of the information provided, the Board concluded that management fees, coupled with the Advisor's commitment to cap expenses as recommended, were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor. The Board noted that, although the Fund's management fee rate was above the median of the peer group and the total expense ratios for certain share classes were above the median of the peer universe, such management fee rate and total expense ratios (after the recommended expense cap) were within an acceptable range of the peer group and peer universe, respectively, and consistent with reasonable expectations in light of the nature, quality and extent of the services provided by the Advisor.

Profitability. The Board reviewed detailed information regarding revenues received by the Advisor under the Agreement. The Board considered the estimated costs and pre-tax profits realized by the Advisor from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of the DWS Scudder organization with respect to all fund services in totality and by fund. The Board reviewed DIMA's methodology in allocating its costs to the management of the Fund. Although the Board noted the inherently subjective nature of any allocation methodology, the Board received an attestation report from an accounting firm affirming that the allocation methods were consistently applied and were based upon practices commonly used in the investment management industry. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board considered whether the management fee schedule under the Agreement is reasonable in relation to the asset size of the Fund. The Board noted that the management fee schedule included seven breakpoints, designed to share economies of scale with Fund shareholders. The Board concluded that the management fee schedule, together with the expense cap, reflects an appropriate level of sharing of any economies of scale.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by the Advisor for administrative services provided to the Fund and any fees received by an affiliate of the Advisor for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, which pertain primarily to funds investing in equity securities. The Board considered that the Advisor has recently proposed and the Board is evaluating a change in the Advisor's policies to permit the allocation of brokerage to acquire research services from third-party service providers. The Advisor had voluntarily discontinued this practice in 2004. The Board concluded that management fees were reasonable in light of these fallout benefits.

Regulatory Matters. The Board also considered information regarding pending regulatory actions against the Advisor and its affiliates related to allegations of market timing, revenue sharing, directed brokerage and other matters. The Board considered that the Advisor informed the Board that it expects to pay approximately $134 million in connection with final settlement agreements with various federal and state regulators regarding allegations of market timing in the DWS Funds. The Board also considered that the Advisor agreed to pay approximately $19 million in connection with a final settlement agreement with the Securities and Exchange Commission regarding allegations of directed brokerage. The Board considered the Advisor's representation that such regulatory actions will not materially impact its ability to perform under the Agreement or materially impact the Fund and that no current DeAM employee approved the trading arrangements. The Board also noted the private lawsuits brought against the DWS Funds in connection with the above allegations and considered the Advisor's commitment to indemnify the DWS Funds against any liability arising from these lawsuits.

Based on all of the information considered and the conclusions reached, the Board (including a majority of the Independent Trustees) determined that the terms of the Agreement continue to be fair and reasonable and that the continuation of the Agreement is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KCTAX	KCTBX	KCTCX
CUSIP Number	23337H-108	23337H-207	23337H-306
Fund Number	9	209	309
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SDCSX
Fund Number	2409

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., Investment Company Capital Corporation, DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Procedures and Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to the Fund's Secretary for the attention of the Chairman of the Nominating and Governance Committee, Two International Place, Boston, MA 02110. Suggestions for candidates must include a resume of the candidate.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 24, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS California Tax-Free Income Fund, a series of DWS State Tax-Free Income Series

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	April 24, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	April 24, 2007